Exhibit 99.2

SUPPLEMENTAL ANALYST PACKAGE 2Q 2014 July 22, 2014

TABLE OF CONTENTS Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Comprehensive Income  3 Consolidated Statements of Funds from Operations 4 Wholly-owned Properties Results of Operations 5 Seasonality of Operations 6 Portfolio Overview 7 2014/2015 Leasing Status – Summary 8 2014/2015 Leasing Status – Detail 9 Owned Development Update 14 Third-party Development Update 15 Management Services Update 16 Capital Structure 17 2014 Outlook 18 Definitions 20 Investor Information 22 AMERICAN CAMPUS COMMUNITIES

FINANCIAL HIGHLIGHTS

$ in thousands, except share and per share data

Operating Data	Three Months Ended June 30,				Six Months Ended June 30,			
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Total revenues	$ 171,977	$ 153,212	$ 18,765	12.2%	$355,160	$316,374	$ 38,786	12.3%
Operating income	35,433	26,000	9,433	36.3%	83,428	67,684	15,744	23.3%
Net income attributable to ACC	13,438	8,049	5,389	67.0%	41,836	29,639	12,197	41.2%
Net income per share - basic	0.13	0.07			0.39	0.28		
Net income per share - diluted	0.12	0.07			0.39	0.28		
Funds From Operations ("FFO")	61,615	55,553	6,062	10.9%	135,407	124,055	11,352	9.2%
FFO per share—diluted	0.58	0.52	0.06	11.5%	1.27	1.16	0.11	9.5%
Funds From Operations - Modified ("FFOM")	62,317	56,264	6,053	10.8%	133,265	124,653	8,612	6.9%
FFOM per share—diluted	0.58	0.53	0.05	9.4%	1.25	1.17	0.08	6.8%

Market Capitalization and Unsecured Notes Covenants	June 30, 2014	December 31, 2013
Debt to total market capitalization[1]	41.1%	43.7%
Net debt to EBITDA	7.9x	7.5x
Unencumbered asset value to total asset value	58.9%	55.8%
Total debt to total asset value	44.7%	43.4%
Secured debt to total asset value	22.7%	24.7%
Unencumbered asset value to unsecured debt	268.1%	298.5%
Interest coverage[2]	2.9x	3.3x

1. Market capitalization is calculated based on a common share price of $38.24 and $32.21 as of June 30, 2014 and December 31, 2013, respectively, and fully diluted common shares totaling 106,948,350 and 106,727,855 as of June 30, 2014 and December 31, 2013, respectively.
2. Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") and Adjusted Interest Expense of $354.2 million and $122.3 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $5.9 million and $15.0 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $8.8 million of interest capitalized for GAAP purposes and excludes $13.2 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions.

AMERICAN CAMPUS COMMUNITIES | 1

CONSOLIDATED BALANCE SHEETS $ in thousands June 30, 2014 December 31, 2013 (unaudited) Assets Investments in real estate: Wholly-owned properties, net $ 5,291,661 $ 5,199,008 Wholly-owned property held for sale - 14,408 On-campus participating properties, net 90,480 73,456 Investments in real estate, net 5,382,141 5,286,872 Cash and cash equivalents 64,324 38,751 Restricted cash 35,132 35,451 Student contracts receivable, net 8,947 9,238 Other assets 230,449 227,728 Total assets $ 5,720,993 $ 5,598,040 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt $ 1,425,398 $ 1,507,216 Secured agency facility 87,750 87,750 Unsecured notes 798,224 398,721 Unsecured term loans 600,000 600,000 Unsecured revolving credit facility - 150,700 Accounts payable and accrued expenses 58,436 65,088 Other liabilities 113,987 110,036 Total liabilities 3,083,795 2,919,511 Redeemable noncontrolling interests 53,054 47,964 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,043 1,043 Additional paid in capital 3,013,401 3,017,631 Accumulated earnings and dividends (428,676) (392,338) Accumulated other comprehensive loss (7,290) (1,435) Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 2,578,478 2,624,901 Noncontrolling interests - partially owned properties 5,666 5,664 Total equity 2,584,144 2,630,565 Total liabilities and equity $ 5,720,993 $ 5,598,040 AMERICAN CAMPUS COMMUNITIES 2

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

Unaudited, $ in thousands, except share and per share data

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	$ Change	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013	$ Change
Revenues						
Wholly-owned properties	$ 163,056	$ 145,598	$ 17,458	$ 335,006	$ 297,873	$ 37,133
On-campus participating properties	4,735	4,703	32	12,923	12,805	118
Third-party development services	1,581	555	1,026	1,768	1,034	734
Third-party management services	1,997	1,924	73	3,982	3,633	349
Resident services	608	432	176	1,481	1,029	452
Total revenues	**171,977**	**153,212**	**18,765**	**355,160**	**316,374**	**38,786**
Operating expenses						
Wholly-owned properties	76,034	68,922	7,112	151,842	134,979	16,863
On-campus participating properties	2,780	2,929	(149)	5,262	5,433	(171)
Third-party development and management services	2,720	2,422	298	5,506	4,728	778
General and administrative	4,978	4,626	352	9,352	8,432	920
Depreciation and amortization	48,450	47,153	1,297	96,625	92,755	3,870
Ground/facility leases	1,582	1,160	422	3,145	2,363	782
Total operating expenses	**136,544**	**127,212**	**9,332**	**271,732**	**248,690**	**23,042**
Operating income	**35,433**	**26,000**	**9,433**	**83,428**	**67,684**	**15,744**
Nonoperating income and (expenses)						
Interest income	1,037	947	90	2,068	1,373	695
Interest expense	(20,989)	(19,369)	(1,620)	(42,079)	(36,780)	(5,299)
Amortization of deferred financing costs	(1,461)	(1,413)	(48)	(2,960)	(2,724)	(236)
Other nonoperating expense	-	-	-	-	(2,800)	2,800
Total nonoperating expenses	**(21,413)**	**(19,835)**	**(1,578)**	**(42,971)**	**(40,931)**	**(2,040)**
Income before income taxes and discontinued operations	14,020	6,165	7,855	40,457	26,753	13,704
Income tax provision	(289)	(255)	(34)	(579)	(510)	(69)
Income from continuing operations	**13,731**	**5,910**	**7,821**	**39,878**	**26,243**	**13,635**
Discontinued operations						
Income (loss) attributable to discontinued operations	-	2,756	(2,756)	(123)	4,804	(4,927)
Gain from disposition of real estate	-	-	-	2,843	-	2,843
Total discontinued operations	**-**	**2,756**	**(2,756)**	**2,720**	**4,804**	**(2,084)**
Net income	**13,731**	**8,666**	**5,065**	**42,598**	**31,047**	**11,551**
Net income attributable to noncontrolling interests	(293)	(617)	324	(762)	(1,408)	646
Net income attributable to American Campus Communities, Inc. and Subsidiaries	**$ 13,438**	**$ 8,049**	**$ 5,389**	**$ 41,836**	**$ 29,639**	**$ 12,197**
Other comprehensive (loss) income						
Change in fair value of interest rate swaps	(4,877)	4,801	(9,678)	(5,870)	5,614	(11,484)
Comprehensive income	**$ 8,561**	**$ 12,850**	**$ (4,289)**	**$ 35,966**	**$ 35,253**	**$ 713**
Net income per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders						
Basic	**$ 0.13**	**$ 0.07**		**$ 0.39**	**$ 0.28**	
Diluted	**$ 0.12**	**$ 0.07**		**$ 0.39**	**$ 0.28**	
Weighted-average common shares outstanding						
Basic	**104,918,131**	**104,779,159**		**104,870,167**	**104,738,522**	
Diluted	**105,609,561**	**105,390,682**		**105,583,346**	**105,377,793**	

AMERICAN CAMPUS COMMUNITIES | 3

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS

Unaudited, $ in thousands, except share and per share data

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	Three Months Ended June 30, $ Change	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013	Six Months Ended June 30, $ Change
Net income attributable to American Campus Communities, Inc. and Subsidiaries	$ 13,438	$ 8,049	$ 5,389	$ 41,836	$ 29,639	$ 12,197
Noncontrolling interests[1]	293	235	58	762	617	145
Gain from disposition of real estate	-	-	-	(2,843)	-	(2,843)
Real estate related depreciation and amortization	47,884	47,269	615	95,652	93,799	1,853
Funds from operations ("FFO")	**61,615**	**55,553**	**6,062**	**135,407**	**124,055**	**11,352**
Elimination of operations of on-campus participating properties						
Net loss (income) from on-campus participating properties	880	1,159	(279)	(1,991)	(1,495)	(496)
Amortization of investment in on-campus participating properties	(1,228)	(1,182)	(46)	(2,440)	(2,356)	(84)
	61,267	55,530	5,737	130,976	120,204	10,772
Modifications to reflect operational performance of on-campus participating properties						
Our share of net cash flow[2]	650	520	130	1,277	1,059	218
Management fees	209	214	(5)	584	590	(6)
On-campus participating properties development fees[3]	191	-	191	428	-	428
Impact of on-campus participating properties	1,050	734	316	2,289	1,649	640
Non-cash litigation settlement expense[4]	-	-	-	-	2,800	(2,800)
Funds from operations-modified ("FFOM")	**$ 62,317**	**$ 56,264**	**$ 6,053**	**$ 133,265**	**$ 124,653**	**$ 8,612**
FFO per share - diluted	**$ 0.58**	**$ 0.52**		**$ 1.27**	**$ 1.16**	
FFOM per share - diluted	**$ 0.58**	**$ 0.53**		**$ 1.25**	**$ 1.17**	
Weighted average common shares outstanding - diluted	**106,947,442**	**106,637,886**		**106,923,696**	**106,624,997**	

1. Excludes $0.4 million and $0.8 million for the three and six months ended June 30, 2013, respectively, of income attributable to the noncontrolling partner in The Varsity, a property purchased in December 2011 from a seller that retained a 20.5% noncontrolling interest in the property. Effective July 1, 2013, the company acquired the noncontrolling partner's interest and now owns 100% of the property.
2. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods, which is included in ground/facility leases expense in the consolidated statements of comprehensive income (refer to page 3).
3. Represents development and construction management fees related to the West Virginia University on-campus participating property, which is currently under construction and scheduled for completion in August 2014. Although the company is including this project in its consolidated financial statements for accounting purposes, similar to our other on-campus participating properties, we view the economic benefit of such properties as limited to the development/construction management fees, property management fees and the 50% share of net cash flow that we receive. As such, for purposes of calculating FFOM, we are recognizing the fees received for this project similar to other third-party development projects.
4. On April 22, 2013, the company acquired a note and subrogation rights from National Public Finance Guarantee Corporation (formerly known as MBIA Insurance Corp. of Illinois) for an aggregate of $52.8 million, which are secured by a lien on, and the cash flows from, two student housing properties in close proximity to the University of Central Florida and currently under a ground lease with the UCF Foundation. The instruments carry an interest rate of 5.123 percent. The acquisition facilitated the settlement of litigation related to a third-party management agreement for the properties with a GMH entity that was acquired by the company's 2008 merger with GMH. The acquisition resulted in a non-cash settlement charge of $2.8 million to reflect the fair market valuation of the instruments. Management believes it is appropriate to exclude this non-cash charge from FFOM in order to more accurately present the operating results of the company on a comparative basis during the periods presented.

AMERICAN CAMPUS COMMUNITIES | 4

WHOLLY-OWNED PROPERTIES RESULTS OF OPERATIONS[1]

$ in thousands

	Three Months Ended June 30,				Six Months Ended June 30,			
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Wholly-owned properties revenues								
Same store properties	$ 146,831	$ 145,675	$ 1,156	**0.8%**	$ 300,518	$ 298,471	$ 2,047	**0.7%**
New properties	16,833	355	16,478		35,969	431	35,538	
Total revenues[2]	**$ 163,664**	**$ 146,030**	**$ 17,634**	**12.1%**	**$ 336,487**	**$ 298,902**	**$ 37,585**	**12.6%**
Wholly-owned properties operating expenses								
Same store properties	$ 68,281	$ 68,874	$ (593)	**-0.9%**	$ 136,025	$ 134,914	$ 1,111	**0.8%**
New properties	7,753	48	7,705		15,817	65	15,752	
Total operating expenses	**$ 76,034**	**$ 68,922**	**$ 7,112**	**10.3%**	**$ 151,842**	**$ 134,979**	**$ 16,863**	**12.5%**
Wholly-owned properties net operating income								
Same store properties	$ 78,550	$ 76,801	$ 1,749	**2.3%**	$ 164,493	$ 163,557	$ 936	**0.6%**
New properties	9,080	307	8,773		20,152	366	19,786	
Total net operating income	**$ 87,630**	**$ 77,108**	**$ 10,522**	**13.6%**	**$ 184,645**	**$ 163,923**	**$ 20,722**	**12.6%**

Note: The same store grouping above represents properties owned or operated for the entire comparative periods presented. The second quarter same store grouping includes properties purchased or developed prior to April 1, 2013. The year-to-date same store grouping includes properties purchased or developed prior to January 1, 2013.

1. Excludes (1) Hawks Landing – sold in February 2014, (2) University Mills - sold in November 2013, (3) Campus Ridge - sold in October 2013 and (4) State College Park, University Pines, Northgate Lakes, and The Village at Blacksburg - sold in July 2013. These sold properties are classified within discontinued operations on the accompanying consolidated statements of comprehensive income.
2. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income.

AMERICAN CAMPUS COMMUNITIES | 5

SEASONALITY OF OPERATIONS[1]

$ in thousands, except for per bed amounts

	Three Months Ended					
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	Total/Weighted Average-Last 12 Months
2014 annual same store properties						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 580	$ 552	$ 590	$ 589	$ 580	$ 578
Other income per occupied bed per month[2]	48	63	43	45	48	49
Total revenue per occupied bed	**$ 628**	**$ 615**	**$ 633**	**$ 634**	**$ 628**	**$ 627**
Average number of owned beds	83,537	83,537	83,537	83,537	83,537	83,537
Average physical occupancy for the quarter	92.5%	94.2%	96.8%	96.8%	93.4%	95.3%
Total revenue	$ 145,675	$ 145,282	$ 153,621	$ 153,687	$ 146,831	$ 599,421
Property operating expenses	68,874	83,451	66,300	67,744	68,281	285,776
Net operating income	$ 76,801	$ 61,831	$ 87,321	$ 85,943	$ 78,550	$ 313,645
Operating margin	*52.7%*	*42.6%*	*56.8%*	*55.9%*	*53.5%*	*52.3%*
2014 new store properties[3]						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ -	$ 697	$ 755	$ 760	$ 745	$ 748
Other income per occupied bed per month[2]	-	58	75	101	150	101
Total revenue per occupied bed	**$ -**	**$ 755**	**$ 830**	**$ 861**	**$ 895**	**$ 849**
Average number of owned beds	-	3,297	7,284	7,670	7,574	6,456
Average physical occupancy for the quarter	-	75.4%	97.4%	96.6%	82.8%	90.1%
Total revenue	$ 355	$ 5,631	$ 17,680	$ 19,136	$ 16,833	$ 59,280
Property operating expenses	48	3,385	8,677	8,064	7,753	27,879
Net operating income	$ 307	$ 2,246	$ 9,003	$ 11,072	$ 9,080	$ 31,401
Operating margin	*N/A*	*39.9%*	*50.9%*	*57.9%*	*53.9%*	*53.0%*
ALL PROPERTIES						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 580	$ 558	$ 604	$ 603	$ 592	$ 590
Other income per occupied bed per month[2]	50	62	45	50	55	53
Total revenue per occupied bed	**$ 630**	**$ 620**	**$ 649**	**$ 653**	**$ 647**	**$ 643**
Average number of owned beds	83,537	86,834	90,821	91,207	91,111	89,993
Average physical occupancy for the quarter	92.5%	93.5%	96.9%	96.8%	92.5%	94.9%
Total revenue	$ 146,030	$ 150,913	$ 171,301	$ 172,823	$ 163,664	$ 658,701
Property operating expenses	68,922	86,836	74,977	75,808	76,034	313,655
Net operating income	$ 77,108	$ 64,077	$ 96,324	$ 97,015	$ 87,630	$ 345,046
Operating margin	*52.8%*	*42.5%*	*56.2%*	*56.1%*	*53.5%*	*52.4%*

Note: The same store grouping above includes properties owned or operating for the entire year ended December 31, 2013 (i.e. properties purchased or developed on or prior to December 31, 2012.)

1. Excludes sold properties. All such properties are included in discontinued operations on the accompanying consolidated statements of comprehensive income.
2. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
3. Includes the following properties opened or acquired in 2013: 7th Street Station, U Club on Woodward Phase II (formerly referred to as The Plaza Apartments and currently undergoing redevelopment activities), Townhomes at Newtown Crossing, The Lodges of East Lansing Phase II, Park Point, U Centre at Fry Street, Cardinal Towne and 7 properties that completed construction and opened for operations in August and September 2013. Also includes Boulder Outlook acquired in 2014 and The Plaza on University, acquired in July 2011, which is currently undergoing redevelopment activities.

AMERICAN CAMPUS COMMUNITIES | 6

PORTFOLIO OVERVIEW
Summary

Property Type	Units	Beds	Physical Occupancy at June 30, 2014	Physical Occupancy at June 30, 2013
Q2 2014 Same Store Wholly-owned Properties[1]	**27,055**	**83,537**	**90.1%**	**89.5%**
New Wholly-owned Properties				
New Development Deliveries[2]	1,504	5,133	60.3%[3]	n/a
New Acquisition Properties[4]	831	2,392	99.3%	n/a
Subtotal - New Wholly-owned Properties	**2,335**	**7,525**	**72.7%[3]**	**n/a**
Total - Wholly-owned Properties	**29,390**	**91,062**	**88.7%**	**89.5%[5]**
On-campus Participating Properties[6]	**1,863**	**4,519**	**17.3%**	**17.8%**

Note: The same store grouping above includes all properties in the same store grouping for the second quarter 2014. This represents properties purchased or developed prior to April 1, 2013.

1. Excludes properties sold in 2013 and 2014.
2. Includes 7 wholly-owned properties that completed construction and opened for operations in August and September 2013 and one wholly-owned property that completed construction and opened for operations in June 2014. Also includes 1) Townhomes at Newtown Crossing, a property subject to a pre-sale agreement that completed construction in August 2013 and was purchased by the company in September 2013 and 2) The Lodges of East Lansing Phase II, a property subject to a pre-sale agreement that completed construction and was purchased by the company in July 2013.
3. Includes Merwick Stanworth Phase I which was completed and available for occupancy in June 2014. The property consists of faculty and staff housing with the vast majority of residents moving in during the third quarter resulting in low occupancy at June 30, 2014. Also includes three freshman residence halls where occupancy is low during the summer months because these properties operate on fall and spring semester lease terms. Excluding Merwick Stanworth Phase I and these three freshman residence halls, occupancy for new development deliveries and new wholly-owned properties was 96.2% and 97.6% at June 30, 2014, respectively.
4. Includes the following properties: 1) 7th Street Station in Corvallis, OR - acquired in July 2013, 2) Park Point in Rochester, NY - acquired in October 2013, 3) Cardinal Towne in Louisville, KY - acquired in November 2013 and 4) U Centre at Fry Street in Denton, TX - acquired in November 2013. Does not include U Club on Woodward Phase II, formerly referred to as The Plaza Apartments, in Tallahassee, FL, which was acquired in August 2013 and is currently undergoing redevelopment activities.
5. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year occupancy.
6. Occupancy at our on-campus participating properties is low during the summer months due to the expiration of the nine-month leases concurrent with the end of the spring semester.

AMERICAN CAMPUS COMMUNITIES | 7

2014/2015 LEASING STATUS

Wholly-owned properties – summary

Applications + Leases	Current Year: Applications + Leases[1]	Current Year: Rentable Beds[2]	Current Year: % of Rentable Beds	Prior Year: % of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]
Q4 2014 Same Store Wholly-owned Properties	88,974	88,466	100.6%	98.6%	88,765	96.8%
New Wholly-owned Properties	5,567	5,645	98.6%	n/a	5,656	n/a
Total - Wholly-owned Properties	94,541	94,111	100.5%	98.6%[4]	94,421	96.8%[4]

Leases	Current Year: Leases[1]	Current Year: Rentable Beds[2]	Current Year: % of Rentable Beds	Prior Year: % of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[5]	Current Projected Rate Increase[5]
Q4 2014 Same Store Wholly-owned Properties	82,095	88,466	92.8%	90.8%	88,765	96.8%	2.0%	2.1%
New Wholly-owned Properties	5,384	5,645	95.4%	n/a	5,656	n/a	n/a	n/a
Total - Wholly-owned Properties	87,479	94,111	93.0%	90.8%[4]	94,421	96.8%[4]	2.0%	2.1%

Note: The same store grouping presented above for purposes of disclosing the pre-leasing status for the upcoming 2014/2015 academic year represents properties that will be classified as same store properties during the fourth quarter 2014 (the first full quarter of operations in the 2014/2015 academic year.) This represents properties purchased or developed prior to October 1, 2013. The fourth quarter 2014 same store grouping includes the annual 2014 same store properties presented on pages 5 through 7, plus an additional 9 properties and an additional phase at an existing property containing 5,228 beds that completed construction or were acquired in the second or third quarter 2013.

1. As of July 18, 2014 for current year and July 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2013 occupancy.
5. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES | 8

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy of 98% or greater

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	University Crossings-Philadelphia, PA (ACE)[5]	1,001	1,008	99.3%	99.7%	1,016	99.3%	16.2%	17.7%
2.	601 Copeland-Tallahassee, FL	282	283	99.6%	99.6%	283	99.3%	13.0%	13.1%
3.	The Highlands-Reno, NV	692	729	94.9%	95.0%	732	99.7%	2.7%	6.3%
4.	26 West-Austin, TX	1,018	1,024	99.4%	99.6%	1,026	99.5%	4.8%	5.4%
5.	Chestnut Square-Philadelphia, PA (ACE)	847	858	98.7%	102.4%	861	99.3%	4.2%	5.4%
6.	The Callaway House Austin & The Penthouse at Callaway-Austin, TX	735	740	99.3%	99.5%	753	99.5%	5.0%	4.9%
7.	7th Street Station-Corvallis, OR	305	309	98.7%	n/a	309	100.0%	5.0%	4.9%
8.	2nd Ave Centre-Gainesville, FL	863	868	99.4%	99.5%	868	99.5%	4.3%	4.8%
9-10.	Vintage and Texan West Campus-Austin, TX	309	311	99.4%	99.4%	311	98.7%	3.9%	4.7%
11.	University Heights-Birmingham, AL	522	525	99.4%	99.2%	528	99.4%	3.4%	4.4%
12.	U Club Cottages-Baton Rouge, LA	304	308	98.7%	99.3%	308	99.0%	2.1%	4.3%
13.	The Callaway House-College Station, TX	549	527	104.2%	104.2%	538	103.9%	4.3%	4.3%
14.	Lofts54-Champaign, IL	172	172	100.0%	99.4%	172	100.0%	3.1%	4.0%
15.	West 27th Place-Los Angeles, CA	481	471	102.1%	104.7%	475	104.0%	4.0%	4.0%
16-17.	Willowtree Apartments and Towers-Ann Arbor, MI	841	845	99.5%	99.5%	851	99.3%	3.8%	4.0%
18.	Avalon Heights-Tampa Bay, FL	753	754	99.9%	100.4%	754	100.0%	3.5%	4.0%
19.	The Cottages of Durham-Durham, NH	611	615	99.3%	91.4%	619	98.1%	2.4%	3.9%
20.	University Oaks-Columbia, SC	656	662	99.1%	98.9%	662	99.1%	3.3%	3.7%
21.	University Pointe at College Station-Portland, OR (ACE)[5]	801	976	82.1%	83.0%	978	98.8%	3.3%	3.7%
22.	U Club Townhomes on Marion Pugh-College Station, TX	636	640	99.4%	99.4%	640	99.4%	3.5%	3.6%
23.	The Townhomes at Newtown Crossing-Lexington, KY	598	608	98.4%	100.3%	608	99.0%	3.5%	3.5%
24.	University Heights-Knoxville, TN	625	632	98.9%	98.9%	636	98.9%	3.2%	3.5%
25.	University Village at Boulder Creek-Boulder, CO	301	305	98.7%	98.7%	309	98.7%	3.1%	3.4%
26.	U Club on Woodward-Tallahassee, FL	445	448	99.3%	99.1%	448	99.1%	3.0%	3.4%
27.	City Parc at Fry Street-Denton, TX	397	418	95.0%	82.8%	418	98.3%	2.8%	3.4%
28.	The Edge-Charlotte, NC	689	720	95.7%	99.6%	720	99.4%	3.4%	3.4%
29.	Villas on Rensch-Amherst, NY	604	610	99.0%	99.0%	610	99.0%	2.9%	3.4%
30.	University Edge-Kent, OH	604	606	99.7%	99.5%	608	99.3%	3.1%	3.3%
31.	U Club on Frey-Kennesaw, GA	452	456	99.1%	98.9%	456	98.7%	2.0%	3.2%
32.	The Cottages of Baton Rouge-Baton Rouge, LA	1,208	1,285	94.0%	99.6%	1,290	98.8%	1.0%	3.2%
33.	Forest Village and Woodlake-Columbia, MO	692	700	98.9%	99.1%	704	98.9%	2.8%	3.2%
34.	Hilltop Townhomes-Flagstaff, AZ (ACE)	572	576	99.3%	99.1%	576	99.3%	2.9%	3.0%
35.	University View-Prairie View, TX (ACE)[5]	334	334	100.0%	100.9%	336	100.0%	3.0%	3.0%
36.	University Village Northwest-Prairie View, TX (ACE)[5]	140	144	97.2%	99.3%	144	100.0%	3.0%	3.0%
37.	Garnet River Walk-West Colombia, SC	471	476	98.9%	100.0%	476	98.7%	2.7%	2.9%
38.	Sunnyside Commons-Morgantown, WV	162	161	100.6%	100.6%	161	100.6%	3.0%	2.9%
39.	University Gables-Murfreesboro, TN	609	644	94.6%	74.3%	648	98.5%	2.7%	2.8%
40.	The Province-Tampa, FL	923	947	97.5%	88.2%	947	99.6%	2.2%	2.7%
41.	Grindstone Canyon-Columbia, MO	380	382	99.5%	100.0%	384	99.5%	2.4%	2.7%
42.	Landmark-Ann Arbor, MI	601	606	99.2%	93.8%	606	98.8%	2.4%	2.6%
43.	The Suites-Flagstaff, AZ (ACE)	547	546	100.2%	99.6%	550	99.5%	2.9%	2.6%
44.	Villas at Chestnut Ridge-Amherst, NY	543	552	98.4%	99.6%	552	99.1%	2.6%	2.6%
45.	The Province-Louisville, KY	765	855	89.5%	90.4%	858	99.1%	2.2%	2.5%

1. As of July 18, 2014 for current year and July 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.

AMERICAN CAMPUS COMMUNITIES | 9

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy of 98% or greater, continued

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
46.	Villas on Sycamore-Huntsville, TX	624	680	91.8%	92.3%	680	99.4%	2.5%	2.5%
47-49.	University Village-Tallahassee, FL	668	716	93.3%	99.7%	716	99.4%	2.5%	2.5%
50.	Tower at Third-Champaign, IL	352	373	94.4%	98.4%	375	98.4%	2.5%	2.5%
51.	University Greens-Norman, OK	474	516	91.9%	98.6%	516	99.0%	3.0%	2.4%
52.	The Province-Rochester, NY	749	816	91.8%	83.5%	816	100.7%	3.0%	2.3%
53.	Burbank Commons-Baton Rouge, LA	524	530	98.9%	87.4%	532	98.9%	1.9%	2.3%
54.	Chauncey Square-West Lafayette, IN	333	386	86.3%	100.0%	386	99.0%	3.5%	2.3%
55.	Callaway Villas-College Station, TX	694	702	98.9%	100.0%	704	99.7%	2.8%	2.2%
56-58.	The Summit & Jacob Heights-Mankato, MN	904	927	97.5%	80.9%	930	98.2%	1.6%	2.2%
59.	University Village at Sweethome-Amherst, NY	817	827	98.8%	81.0%	828	99.6%	1.9%	2.2%
60.	Campustown-Ames, IA	1,211	1,216	99.6%	101.0%	1,217	99.8%	2.6%	2.1%
61.	Nittany Crossing-State College, PA	672	684	98.2%	99.4%	684	98.8%	2.0%	2.1%
62.	Raiders Crossing-Murfreesboro, TN	273	276	98.9%	87.6%	276	98.9%	2.1%	2.1%
63.	University Commons-Minneapolis, MN	535	476	112.4%	97.7%	480	115.8%	1.5%	1.8%
64.	Aggie Station-Bryan, TX	448	448	100.0%	100.0%	450	100.0%	1.8%	1.8%
65.	University Crescent-Baton Rouge, LA	576	611	94.3%	97.7%	612	98.5%	2.3%	1.6%
66.	The Varsity-College Park, MD	691	901	76.7%	96.0%	901	99.4%	2.4%	1.5%
67.	University Club Apartments-Gainesville, FL	373	376	99.2%	86.3%	376	98.9%	1.1%	1.5%
68.	The Estates-Gainesville, FL	870	1,038	83.8%	97.8%	1,044	98.9%	2.9%	1.5%
69.	Union-Waco, TX	108	120	90.0%	96.6%	120	98.3%	2.9%	1.4%
70.	Olde Towne University Square-Toledo, OH	531	550	96.5%	100.6%	550	100.2%	0.3%	1.4%
71.	Campus Edge on UTA Boulevard-Arlington, TX	488	488	100.0%	94.6%	488	99.6%	0.7%	1.3%
72.	The View-Lincoln, NE	546	588	92.9%	101.0%	590	100.0%	3.6%	1.2%
73.	Newtown Crossing-Lexington, KY	832	942	88.3%	98.8%	942	99.2%	2.4%	1.1%
74.	Sanctuary Lofts-San Marcos, TX	431	487	88.5%	94.8%	487	98.2%	-1.1%	1.0%
75.	University Village-Sacramento, CA	379	387	97.9%	96.9%	394	102.5%	1.8%	1.0%
76.	Lions Crossing-State College, PA	656	696	94.3%	89.7%	696	98.6%	-1.6%	0.8%
77.	Stone Gate-Harrisonburg, VA	664	672	98.8%	100.0%	672	99.1%	0.6%	0.7%
78.	University Walk-Charlotte, NC	476	480	99.2%	98.9%	480	99.0%	1.7%	0.4%
79.	Campus Trails-Starkville, MS	439	478	91.8%	98.3%	480	98.3%	2.5%	0.3%
80.	GrandMarc Seven Corners-Minneapolis, MN	444	439	101.1%	104.4%	440	119.8%	0.8%	-0.1%
81.	Campus Corner-Bloomington, IN	677	796	85.1%	93.4%	796	99.1%	-0.8%	-0.8%
82.	Peninsular Place-Ypsilanti, MI	371	475	78.1%	84.8%	478	99.0%	-1.2%	-1.2%
83.	The Outpost-San Marcos, TX	422	486	86.8%	96.0%	486	99.2%	-2.1%	-1.3%
84.	The Edge-Orlando, FL	851	930	91.5%	99.2%	930	98.9%	0.0%	-2.8%
85.	The Village at Alafaya Club-Orlando, FL	769	839	91.7%	90.1%	839	98.7%	1.6%	-3.2%
86.	The Village at Science Drive-Orlando, FL	706	732	96.4%	83.7%	732	98.0%	0.0%	-3.7%
87.	Royal Lexington-Lexington, KY	360	364	98.9%	100.0%	364	100.0%	-4.6%	-4.3%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy of 98% or Greater	**46,978**	**49,084**	**95.7%**	**95.9%[5]**	**49,216**	**99.6%**	**2.8%**	**2.9%**

1. As of July 18, 2014 for current year and July 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating prior year percentage of rentable beds.

AMERICAN CAMPUS COMMUNITIES | 10

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy between 95% and 98%

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	The Enclave-Bowling Green, OH	471	476	98.9%	73.7%	480	96.9%	3.6%	3.9%
2.	922 Place-Tempe, AZ	464	467	99.4%	84.2%	468	95.1%	3.3%	3.7%
3.	University Manor-Greenville, NC	596	600	99.3%	86.0%	600	97.3%	2.5%	3.3%
4.	RAMZ Apts on Broad-Richmond, VA	166	172	96.5%	97.6%	172	96.5%	2.5%	3.2%
5.	Bishops Square-San Marcos, TX	309	315	98.1%	96.5%	315	97.1%	2.1%	3.2%
6.	Royal Village-Gainesville, FL	430	448	96.0%	98.4%	448	97.8%	2.9%	3.1%
7.	Manzanita-Tempe, AZ (ACE)[5]	812	812	100.0%	100.0%	816	96.7%	3.0%	3.0%
8.	Barrett Honors College-Tempe, AZ (ACE)[5]	1,714	1,715	99.9%	100.0%	1,721	97.7%	3.0%	3.0%
9.	The Lofts at Capital Garage-Richmond, VA	144	144	100.0%	100.0%	144	97.2%	2.7%	2.8%
10.	River Mill-Athens, GA	420	461	91.1%	92.1%	461	96.7%	2.6%	2.6%
11.	University Village-Philadelphia, PA	550	743	74.0%	75.6%	749	96.9%	2.6%	2.5%
12.	Abbott Place-East Lansing, MI	645	650	99.2%	91.9%	654	97.9%	1.4%	2.4%
13.	Aztec Corner-San Diego, CA	594	604	98.3%	87.7%	606	97.9%	2.0%	2.4%
14.	25Twenty-Lubbock, TX	556	558	99.6%	93.8%	562	95.6%	2.1%	2.1%
15.	The Centre-Kalamazoo, MI	646	700	92.3%	88.8%	700	96.9%	1.7%	2.1%
16.	The Woods at Greenland-Murfreesboro, TN	264	276	95.7%	84.6%	276	97.8%	1.8%	1.9%
17-18.	5 Twenty Four & 5 Twenty Five Angliana-Lexington, KY	976	1,056	92.4%	97.5%	1,060	96.2%	2.0%	1.8%
19.	Casas del Rio-Albuquerque, NM (ACE)	736	1,000	73.6%	90.7%	1,028	95.3%	1.0%	1.8%
20.	309 Green-Champaign, IL	412	416	99.0%	76.9%	416	97.1%	1.3%	1.5%
21.	Eagles Trail-Hattiesburg, MS	629	788	79.8%	85.1%	792	97.7%	1.9%	1.2%
22-23.	University Club Townhomes-Tallahassee, FL	582	734	79.3%	86.6%	736	96.3%	1.2%	0.8%
24.	Uptown Apartments-Denton, TX	445	528	84.3%	83.5%	528	95.1%	1.8%	0.6%
25.	The Cottages of Columbia-Columbia, MO	412	509	80.9%	87.1%	513	97.3%	0.3%	0.3%
26.	Chapel View-Chapel Hill, NC	280	354	79.1%	92.3%	358	97.2%	2.1%	-0.1%
27.	Chapel Ridge-Chapel Hill, NC	445	541	82.3%	89.9%	544	96.5%	1.8%	-0.3%
28-29.	Villas at Vista del Sol & Vista del Sol-Tempe, AZ (ACE)	2,235	2,263	98.8%	90.2%	2,266	96.6%	-0.4%	-0.8%
30.	University Place-Charlottesville, VA	340	528	64.4%	67.9%	528	95.3%	2.6%	-1.0%
31.	The Club-Athens, GA	468	480	97.5%	88.8%	480	95.0%	-0.5%	-4.3%
32.	University Meadows-Mt. Pleasant, MI	524	616	85.1%	97.7%	616	97.7%	-1.2%	-5.9%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy Between 95% and 98%	**17,265**	**18,954**	**91.1%**	**89.8%**	**19,037**	**96.7%**	**1.7%**	**1.4%**

1. As of July 18, 2014 for current year and July 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.

AMERICAN CAMPUS COMMUNITIES | 11

2014/2015 LEASING STATUS

Q4 2014 same store properties with final fall 2013 occupancy less than 95%

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	University Centre-Newark, NJ	466	836	55.7%	72.1%	838	88.3%	-6.2%	9.0%
2.	The Castilian-Austin, TX	442	612	72.2%	66.7%	623	71.6%	3.5%	8.2%
3.	Lakeside Apartments-Athens, GA	677	774	87.5%	77.0%	776	91.5%	2.1%	3.1%
4.	Pirates Place Townhomes-Greenville, NC	444	528	84.1%	83.6%	528	93.4%	2.7%	2.2%
5.	The Block-Austin, TX	1,511	1,555	97.2%	92.3%	1,555	94.5%	2.0%	1.9%
6.	The Village on Sixth Avenue-Huntington, WV	679	752	90.3%	79.2%	752	94.4%	1.6%	1.6%
7.	The Province-Greensboro, NC	691	696	99.3%	81.5%	696	88.4%	1.5%	1.5%
8.	Casa de Oro-Glendale, AZ (ACE)[5]	344	348	98.9%	83.0%	365	58.9%	1.1%	1.1%
9.	University Pointe-Lubbock, TX	674	682	98.8%	83.6%	682	91.8%	0.4%	1.0%
10.	The Retreat-San Marcos, TX	701	780	89.9%	85.1%	780	92.7%	0.5%	0.7%
11.	U Club Townhomes at Overton Park-Lubbock, TX	411	444	92.6%	83.2%	448	92.0%	0.2%	0.5%
12.	The Village at Overton Park-Lubbock, TX	597	610	97.9%	82.9%	612	93.3%	0.0%	0.5%
13.	U Pointe Kennesaw-Kennesaw, GA	785	793	99.0%	74.5%	795	89.1%	0.5%	0.2%
14.	University Trails-Lubbock, TX	681	684	99.6%	79.6%	684	93.3%	-0.5%	0.1%
15.	Raiders Pass-Lubbock, TX	807	823	98.1%	83.4%	828	94.6%	-0.2%	0.1%
16.	Icon Plaza-Los Angeles, CA	203	251	80.9%	88.8%	253	92.5%	1.8%	-0.1%
17.	The Commons-Harrisonburg, VA	308	528	58.3%	58.3%	528	81.4%	6.1%	-0.3%
18.	Campus Way-Tuscaloosa, AL	649	678	95.7%	99.1%	680	94.4%	1.2%	-0.6%
19.	University Village-Fresno, CA	398	406	98.0%	82.2%	406	94.8%	-0.4%	-0.8%
20.	South View-Harrisonburg, VA	902	960	94.0%	90.2%	960	93.0%	-0.2%	-0.8%
21-22.	College Club Townhomes-Tallahassee, FL	362	540	67.0%	78.8%	544	89.3%	0.8%	-1.0%
23.	Blanton Common-Valdosta, GA	609	847	71.9%	80.9%	860	93.7%	0.2%	-1.0%
24.	The Province-Dayton, OH	466	656	71.0%	76.8%	657	92.2%	1.7%	-1.2%
25.	Lobo Village-Albuquerque, NM (ACE)	785	856	91.7%	73.4%	864	89.7%	-1.5%	-1.5%
26.	Campustown Rentals-Champaign, IL	690	762	90.6%	67.9%	766	74.0%	-1.7%	-1.7%
27.	The Outpost-San Antonio, TX	648	828	78.3%	66.4%	828	91.8%	-0.4%	-2.4%
28.	The Lodges of East Lansing-East Lansing, MI	1,047	1,049	99.8%	77.9%	1,049	92.8%	-3.8%	-3.1%
29.	Entrada Real-Tucson, AZ	361	363	99.4%	76.9%	363	84.3%	-4.9%	-3.7%
30.	Villas at Babcock-San Antonio, TX	514	787	65.3%	71.8%	792	91.7%	-2.2%	-6.8%
	Subtotal - Q4 2014 Same Store Properties With Final Fall 2013 Occupancy Less than 95%	**17,852**	**20,428**	**87.4%**	**79.5%**	**20,512**	**89.9%**	**0.0%**	**0.6%**
	Total - Q4 2014 Same Store Properties	**82,095**	**88,466**	**92.8%**	**90.8%[6]**	**88,765**	**96.8%**	**2.0%**	**2.1%**

1. As of July 18, 2014 for current year and July 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is leased under the University on-campus assignment process.
6. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds.

AMERICAN CAMPUS COMMUNITIES | 12

2014/2015 LEASING STATUS

New wholly-owned properties

		Current Year			Prior Year				
		Leases[1]	Rentable Beds[2]	% of Rentable Beds	% of Rentable Beds	Design Beds	Final Fall 2013 Occupancy[3]	Initial Projected Rate Increase[4]	Current Projected Rate Increase[4]
1.	Cardinal Towne-Louisville, KY	539	543	99.3%	n/a	545	n/a	n/a	n/a
2.	Park Point-Rochester, NY	859	924	93.0%	n/a	924	n/a	n/a	n/a
3.	U Centre at Fry Street-Denton, TX	510	614	83.1%	n/a	614	n/a	n/a	n/a
	Subtotal - 2013 Acquisitions	**1,908**	**2,081**	**91.7%**	**n/a**	**2,083**	**n/a**	**n/a**	**n/a**
1.	U Club on Frey Phase II-Kennesaw, GA	410	408	100.5%	n/a	408	n/a	n/a	n/a
2.	Plaza on University-Orlando, FL	1,310	1,312	99.8%	n/a	1,313	n/a	n/a	n/a
3.	The Suites Phase II-Flagstaff, AZ (ACE)	327	328	99.7%	n/a	328	n/a	n/a	n/a
4.	University Walk-Knoxville, TN[5]	521	524	99.4%	n/a	526	n/a	n/a	n/a
5.	U Centre at Northgate-College Station, TX (ACE)	775	780	99.4%	n/a	784	n/a	n/a	n/a
6.	Merwick Stanworth Phase I-Princeton, NJ (ACE)[6]	133	212	62.7%	n/a	214	n/a	n/a	n/a
	Subtotal - 2014 Development Deliveries	**3,476**	**3,564**	**97.5%**	**n/a**	**3,573**	**n/a**	**n/a**	**n/a**
	Total - New Wholly-owned Properties	**5,384**	**5,645**	**95.4%**	**n/a**	**5,656**	**n/a**	**n/a**	**n/a**
	Total - Wholly-owned Properties	**87,479**	**94,111**	**93.0%**	**90.8%[7]**	**94,421**	**96.8%[7]**	**2.0%**	**2.1%**

1. As of July 18, 2014 for current year and July 18, 2013 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2013.
4. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.
5. Property is currently under development and is subject to a pre-sale agreement. The company anticipates closing on the purchase of this property during the third quarter 2014 once the third party developer meets certain construction completion deadlines and other closing conditions.
6. Property consists of faculty and staff housing and is leased under the University on-campus assignment process.
7. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final fall 2013 occupancy.

AMERICAN CAMPUS COMMUNITIES | 13

OWNED DEVELOPMENT UPDATE
$ in thousands

RECENTLY COMPLETED PROJECTS

Project	Project Type	Location	Primary University Served	Units	Beds	Total Project Cost	Opened for Occupancy
Merwick Stanworth Phase I	ACE	Princeton, NJ	Princeton University	127	214	$ 34,300	June 2014[1]

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION

							As of June 30, 2014				
Project	Project Type	Location	Primary University Served	Units	Beds	Estimated Project Cost	CIP[2]	Land and Other[3]	Total Costs Incurred	% Complete[4]	Scheduled Completion
The Plaza on University	Off-campus	Orlando, FL	University of Central Florida	364	1,313	$ 112,300	$ 70,751	$ 24,809	$ 95,560	88%	August 2014
U Club on Frey Phase II	Off-campus	Kennesaw, GA	Kennesaw State University	102	408	25,300	16,911	5,671	22,582	98%	August 2014
U Centre at Northgate	ACE	College Station, TX	Texas A&M University	196	784	37,500	31,187	747	31,934	94%	August 2014
The Suites Phase II	ACE	Flagstaff, AZ	Northern Arizona University	164	328	19,300	12,432	247	12,679	79%	August 2014
			SUBTOTAL - 2014 DELIVERIES	**826**	**2,833**	**$ 194,400**	**$ 131,281**	**$ 31,474**	**$ 162,755**		
Lancaster Project	ACE	Philadelphia, PA	Drexel University	351	1,316	$ 170,700	$ 46,562	$ 309	$ 46,871	31%	September 2015
2125 Franklin	Off-campus	Eugene, OR	University of Oregon	192	734	64,600	15,460	8,547	24,007	24%	September 2015
160 Ross	Off-campus	Auburn, AL	Auburn University	182	642	41,300	7,950	3,101	11,051	17%	August 2015
U Club on Woodward Phase II	Off-campus	Tallahassee, FL	Florida State University	124	496	37,100	1,777	9,683	11,460	4%	August 2015
			SUBTOTAL - 2015 DELIVERIES	**849**	**3,188**	**$ 313,700**	**$ 71,749**	**$ 21,640**	**$ 93,389**		

MEZZANINE DEVELOPMENT PROJECTS UNDER CONSTRUCTION

							As of June 30, 2014				
Project	Transaction Structure	Location	Primary University Served	Units	Beds	Estimated Project Cost	CIP[2]	Land and Other[3]	Total Costs Incurred	% Complete[4]	Scheduled Completion
University Walk[5]	Pre-Sale	Knoxville, TN	University of Tennessee	177	526	$ 32,300	$ 20,767	$ 4,488	$ 25,255	83%	August 2014

OWNED DEVELOPMENT PIPELINE[6 7]

Project	Project Type	Location	Primary University Served	Anticipated Commencement	Approx. Targeted Beds	Estimated Project Cost[8]	Targeted Completion
Merwick Stanworth Phase II	ACE	Princeton, NJ	Princeton University	Q4 2014	379	$ 42,500	July 2015
Boulder, CO Development[9]	Off-campus	Boulder, CO	University of Colorado	Q4 2014/Q1 2015	400	TBD	August 2016
USC Health Sciences Campus	ACE	Los Angeles, CA	University of Southern California	Q4 2014	460	49,000	TBD
Carbondale Development	Off-campus	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
					1,889	**$ 123,600**	

1. This community will serve faculty and staff members of Princeton University and, unlike student housing communities, this property is expected to stabilize during the first academic session.
2. The total construction in progress ("CIP") balance above excludes $20.0 million related to ongoing renovation projects at operating properties.
3. Consists of amounts incurred to purchase the land for off-campus development projects, as well as other development-related expenditures not included in CIP such as deposits, furniture, etc.
4. Based on costs incurred under the general construction contract as of June 30, 2014.
5. In July 2013, the company provided $8.75 million of mezzanine financing to a private developer and is obligated to purchase the property as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains development risk during the construction period. In accordance with accounting guidance, the company is including this property in its consolidated financial statements.
6. Does not include undeveloped land parcels in 5 university markets totaling $38.4 million.
7. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
8. Estimated project costs include land and other predevelopment costs of $16.6 million incurred as of June 30, 2014 for owned development pipeline projects.
9. In January 2014, the company purchased this site containing an existing hotel. The seller is operating the hotel until the fourth quarter 2014 or first quarter 2015, at which point the hotel will be demolished and construction on a new student housing facility will commence.

AMERICAN CAMPUS COMMUNITIES | 14

THIRD-PARTY DEVELOPMENT UPDATE
$ in thousands

	Three Months Ended June 30,			Six Months Ended June 30,		
	2014	2013	$ Change	2014	2013	$ Change
Development services revenue	$ 1,581	$ 555	$ 1,026	$ 1,768	$ 1,034	$ 734
% of total revenue	0.9%	0.4%		0.5%	0.3%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned as of June 30, 2014	Fees Earned in Current Year	Remaining Fees as of June 30, 2014	Scheduled Completion
West Virginia University Project[1]	Morgantown, WV	West Virginia University	224	567	$ 2,374	$ 1,732	$ 428	$ 642	August 2014
Lakeside Graduate Community	Princeton, NJ	Princeton University	329	715	3,200	2,566	518	634	Q3/Q4 2014[2]
Honors Academic Village	Toledo, OH	University of Toledo	153	492	2,110	1,118	1,118	992	August 2015
Momentum Village[3]	Corpus Christi, TX	Texas A&M University - Corpus Christi	124	482	1,500	-	-	1,500	August 2015
			830	2,256	$ 9,184	$ 5,416	$ 2,064	$ 3,768	

ON-CAMPUS AWARD PIPELINE[4]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
Northern Arizona University[5]	Flagstaff, AZ	Third-party	Q3/Q4 2014	$ 600
Butler University	Indianapolis, IN	TBD	TBD	TBD

1. In July 2013, the company entered into long-term ground and facility leases with the University to finance, construct, and manage this on-campus participating property. Under the terms of the leases, title to the constructed facility will be held by the University/lessor and the University will receive 50% of defined net cash flows on an annual basis through the term of the leases. Similar to our other on-campus participating properties, for purposes of calculating FFOM, we are recognizing the fees as received.
2. This project will be delivered in phases from August 2014 to November 2014.
3. This project closed on third-party financing and commenced construction in July 2014.
4. These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
5. This project consists of a student and academic services facility to be located on the University campus. Under the terms of the Preconstruction Services Agreement, we performed various predevelopment activities for which we anticipate receiving a fee of $0.6 million. We will receive the fee upon closing of the project financing, which is anticipated to occur in the third or fourth quarter 2014. After closing, the University will self-manage the remaining development activities for this facility.

AMERICAN CAMPUS COMMUNITIES | 15

MANAGEMENT SERVICES UPDATE $ in thousands Three Months Ended June 30, Six Months Ended June 30, 2014 2013 $ Change 2014 2013 $ Change Management services revenue $ 1,997 $ 1,924 $ 73 $ 3,982 $ 3,633 $ 349 % of total revenue 1.2% 1.3% 1.1% 1.1% NEW/PENDING MANAGEMENT CONTRACTS Property Location Primary University Served Approximate Beds Stabilized Annual Fees1 Actual or Anticipated Commencement Southern University at New Orleans New Orleans, LA Southern University at New Orleans 698 $ 150 June 2014 University Courtyard Temple, TX Temple College 280 60 July 2014 University Village Phase V Richardson, TX The University of Texas at Dallas 600 110 August 2014 Lakeside Graduate Community Princeton, NJ Princeton University 715 180 Q3/Q4 2014 Honors Academic Village Toledo, OH University of Toledo 492 200 August 2015 Momentum Village Corpus Christi, TX Texas A&M University - Corpus Christi 482 150 August 2015 3,267 $ 850 DISCONTINUED MANAGEMENT CONTRACTS Property Location Primary University Served Beds 2014 Fee Contribution Prior to Termination Discontinued As Of Ridgebrook Court Dekalb, IL Northern Illinois University 360 $ 31 May 2014 1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels. AMERICAN CAMPUS COMMUNITIES 16

CAPITAL STRUCTURE AS OF JUNE 30, 2014 $ in millions, except share and per share data Weighted Average Interest Rate Of Debt Maturing Each Year Fixed Rate Mortgage Loans 5.1% 5.2% 5.9% 5.8% 4.2% - 5.6% 5.4% 4.1% 4.9% Total Debt 3.0% 5.1% 5.9% 3.2% 4.2% 1.7% 5.6% 5.3% 4.1% 4.2% Note – refer to the Definitions outlined on pages 20 and 21 for detailed definitions of terms appearing on this page. 1. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $66.2 million and the unamortized original issue discount on unsecured notes of $1.8 million. 2. Based on share price of $38.24 and fully diluted share count of 106,948,350 as of June 30, 2014. Assumes conversion of 1,327,578 common and preferred Operating Partnership units and 688,776 unvested restricted stock awards. 3. Excludes accumulated depreciation of $674.2 million and receivables and intangible assets, net of accumulated amortization, of $23.1 million. 4. Based on Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) and Adjusted Interest Expense of $354.2 million and $122.3 million, respectively, for the four most recently completed fiscal quarters. Includes pro forma adjustments to EBITDA and Interest Expense of $5.9 million and $15.0 million, respectively, to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented. Adjusted Interest Expense includes $8.8 million of interest capitalized for GAAP purposes and excludes $13.2 million of amortization of net debt premiums related to mortgage loans assumed in connection with acquisitions. 5. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 4.2%. AMERICAN CAMPUS COMMUNITIES 17

2014 OUTLOOK1 Summary $ in thousands, except share and per-share data Low High Net income $ 58,200 $ 66,000 Noncontrolling interests 700 800 Gain from disposition of real estate (2,850) (2,850) Depreciation and amortization 195,300 195,300 Funds from operations ("FFO") $ 251,350 $ 259,250 Elimination of operations from on-campus participating properties (9,400) (9,600) Modifications to reflect operational performance of on-campus participating properties 4,500 4,900 Funds from operations - modified ("FFOM") $ 246,450 $ 254,550 Net income per share - diluted $ 0.54 $ 0.61 FFO per share - diluted $ 2.34 $ 2.41 FFOM per share - diluted $ 2.29 $ 2.37 Weighted-average common shares outstanding - diluted 107,602,000 107,602,000 1. The company believes that the financial results for the fiscal year ending December 31, 2014 may be affected by, among other factors: national and regional economic trends and events; the timing of acquisitions and/or dispositions; interest rate risk; the timing of commencement and completion of construction on owned development projects; the ability of the company to be awarded and the timing of the commencement of construction on third-party development projects; university enrollment, funding and policy trends; the ability of the company to earn third-party management revenues; the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense; the ability of the company to integrate acquired properties; the outcome of legal proceedings arising in the normal course of business; and the success of releasing the company’s owned properties for the 2014/2015 academic year. AMERICAN CAMPUS COMMUNITIES 18

2014 OUTLOOK
Detail
$ in thousands

AMERICAN CAMPUS COMMUNITIES

Components of 2014 Property Net Operating Income

	Low	High	% Change From 2013
Wholly-owned properties			
2014 annual same store properties[1]			
Revenue	$ 609,400	$ 614,600	1.7%-2.6%
Operating expenses	(291,000)	(291,700)	1.8%-2.0%
Net operating income	318,400	322,900	1.6%-3.1%
2014 new store properties net operating income	43,400	44,100	
2014 dispositions net operating income[2]	(5,000)	(3,000)	
Total wholly-owned properties net operating income	**$ 356,800**	**$ 364,000**	

2014 Property Net Operating Income Guidance Assumptions

	Low		High	Timing
Occupancy	96.0%	-	98.0%	Fall 2014
Rental rate growth	1.75%	-	2.25%	Fall 2014
Dispositions[2]	$ 217,250	-	$ 117,250	Fall 2014
Acquisitions		none		
Development Deliveries		$228,700		See Page 14
Mezzanine/pre-sale purchases		$32,300		See Page 14

Third-party Services

	Low	High
Third-party development services revenue	$ 3,300	$ 3,900
Third-party management services revenue	$ 7,800	$ 8,500
Third-party development and mgmt. services expenses	$ 11,400	$ 12,100

Corporate Expenses and Other

	Low	High
Net income:		
General and administrative expenses	$ 18,200	$ 19,000
Ground/facility leases expense[3]	$ 4,200	$ 4,200
Interest income	$ 3,900	$ 3,900
Interest expense[4]	$ 85,900	$ 85,200
Capitalized interest	$ 7,800	$ 8,200
Amortization of deferred financing costs	$ 5,800	$ 5,800
Income tax provision	$ 1,200	$ 1,200
FFOM:		
Corporate depreciation	$ 2,500	$ 2,500
Contribution from on-campus participating properties	$ 4,500	$ 4,900

1. Refer to page 6 for detail regarding the 2014 annual same store grouping.
2. Includes Hawks Landing, a wholly-owned property that was sold in February 2014 for $17.25 million. Assumes a 6.5% nominal cap rate on dispositions.
3. Includes ACE properties and excludes on-campus participating properties.
4. Net of capitalized interest and excluding on-campus participating properties. Also includes a $400 million bond offering that closed on June 24, 2014.

AMERICAN CAMPUS COMMUNITIES | 19

DEFINITIONS ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to finance, construct, and operate on-campus student housing communities. Properties under this structure are considered to be wholly-owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non-cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (“FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (“FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties and other non-cash items, as we determine in good faith. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; (iii) the change in accrued interest during the period presented; and (iv) interest expense associated with properties classified within discontinued operations, as adjusted for the items previously mentioned. Net Debt* Total Debt less Cash. * These definitions are provided for purposes of calculating the company’s bond covenants and other key ratios. AMERICAN CAMPUS COMMUNITIES 20

DEFINITIONS, CONTINUED Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and administrative expenses. On-campus Participating Properties A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design beds less beds used by on-site staff. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables and intangibles, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including capital leases and excluding mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s bond covenants and other key ratios. AMERICAN CAMPUS COMMUNITIES 21

INVESTOR INFORMATION

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer
William Talbot	Chief Investment Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Vincent Chao	Deutsche Bank Securities, Inc.	(212) 250-6799	vincent.chao@db.com
Andrew Rosivach / Jeff Pehl	Goldman Sachs	(212) 902-2796 / (212) 357-4474	andrew.rosivach@gs.com / jeffrey.pehl@gs.com
Dave Bragg / Ryan Burke	Green Street Advisors	(949) 640-8780 / (949) 640-8780	dbragg@greenst.com / rburke@greenst.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Derek Bower	ISI Group Inc.	(212) 446-9462 / (212) 888-3842	ssakwa@isigrp.com / dbower@isigrp.com
Anthony Paolone / Emil Shalmiyev	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6615	anthony.paolone@jpmorgan.com / emil.shalmiyev@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Ryan Meliker / Jonathan Petersen	MLV & Co	(212) 542-5872 / (646) 556-9185	rmeliker@mlvco.com / jpetersen@mlvco.com
Paula Poskon / Stephen Dye	Robert W. Baird & Co., Inc.	(571) 203-1677 / (571) 203-1678	pposkon@rwbaird.com / sdye@rwbaird.com
Alexander Goldfarb / Andrew Schaffer	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8062	agoldfarb@sandleroneill.com / aschaffer@sandleroneill.com
Ross Nussbaum / Nick Yulico	UBS Investment Research	(212) 713-2484 / (212) 713-3402	ross.nussbaum@ubs.com / nick.yulico@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Ryan Dennison
VP, Investor Relations
(512) 732-1000



AMERICAN CAMPUS COMMUNITIES | 22

FORWARD-LOOKING STATEMENTS In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. AMERICAN CAMPUS COMMUNITIES